Exhibit 10.1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Warrant No. [__]	Date of Original Issuance: March 12, 2021
Date of Amendment and Restatement: February 19, 2026
Expiration Date (as it may be extended pursuant to Section 14): March 12, 2026

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

FOR VALUE RECEIVED, Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that [_____] (together with its successors and assigns, the “Holder”), is entitled to purchase from the Company, at any time or from time to time on or after the date of amendment and restatement hereof and before 5:00 p.m., Eastern time, on the 60-month anniversary of the date of original issuance hereof (such date, as it may be extended pursuant to Section 14, the “Expiration Date,” and such period, the “Exercise Period”), all or any portion of an aggregate amount of shares (subject to adjustment as provided herein, the “Warrant Shares,” and together with this Warrant, the “Securities”) of the Company’s common stock, $0.01 par value per share (“Common Stock”), equal to (a) [___]% of Common Stock Outstanding (as defined below) on the date of any exercise of this Warrant less (b) the aggregate number of shares of Common Stock previously issued from time to time as a result of any partial exercise of this Warrant in accordance with Section 3, for $0.01 per share (the “Exercise Price”), upon the terms and subject to the conditions set forth herein.

This Warrant was previously issued in connection with, and is a condition precedent to, the Financing Agreement, dated as of March 12, 2021 (the “Financing Agreement”), by and among the Company as borrower, each Subsidiary of the Company party thereto as a guarantor, the lenders from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. Unless otherwise separately defined herein, all capitalized terms used in this Warrant shall have the respective meanings ascribed to them in the Financing Agreement. For the avoidance of doubt, this Warrant has survived the repayment in full of the loans under the Financing Agreement and/or the termination of the Financing Agreement or any other document entered into in connection therewith.

Exhibit 10.1

1.
REGISTER. The Company shall properly maintain books for the registration and any transfer of this Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register this Warrant in the name of the Holder.

2.	NO IMPAIRMENT.
2.1
The Company shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith take any and all action as may be necessary, appropriate, or reasonably requested by the Holder, in order to protect the rights of the Holder against dilution or other impairment; provided, however, that any amendment to the Company’s charter, or a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action that affects all holders of the shares of Common Stock (and is not limited in its effect to the Warrant Shares) shall not be a breach or violation of the provisions of this Section 2.1.

2.2	Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the maximum number of authorized but unissued Warrant Shares issuable from time to time upon the exercise of this Warrant; (b) will not increase the par value of the shares (other than in the context of a stock split) receivable upon exercise of this Warrant above the amount payable in respect thereof upon such exercise; (c) will take all such action as may be necessary or appropriate to ensure that upon the exercise of this Warrant (or any portion of it) the Company duly authorizes, and validly and legally issues, fully paid and nonassessable Warrant Shares, owned of record and beneficially by the Holder (or its designee), free and clear of all liens, charges, encumbrances, or other adverse claims or restrictions on title or transfer of any nature whatsoever, and without violation of any preemptive or similar rights; and (d) will use its commercially reasonable efforts to obtain any authorization, consent, order or exemption of or from any governmental authority as may be necessary to enable the Company to perform its obligations hereunder.
3.	EXERCISE OF WARRANT.
3.1
EXERCISE FOR CASH. At any time and from time to time during the Exercise Period, the Holder may exercise this Warrant as to all or any portion of the whole number of unexercised Warrant Shares by: (a) delivery of an executed exercise notice, in the form attached hereto as Exhibit A (an “Exercise Notice”), to the Company at its principal office at 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452 or via email at ***; and (b) payment, within two (2) trading days after the applicable Exercise Date, in the amount of the aggregate Exercise Price in respect of the Warrant Shares as to which this Warrant is being exercised, made by (solely at the Holder’s option) cash, check payable to the order of the Company, or wire transfer of funds to an account designated in writing by the Company) (each date of delivery of such Exercise Notice, a “Exercise Date”). Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date on which the final Exercise Notice is delivered to the Company.

Exhibit 10.1

3.2
ISSUANCE VIA BOOK-ENTRY OR CERTIFICATED FORM; OFFICER’S CERTIFICATE. Upon the exercise of this Warrant (in whole or in part), the Company will, as promptly as practicable (and in any event within two (2) trading days after the applicable Exercise Date), at its expense (including the payment by the Company of any applicable issue or transfer taxes), either (i) in the event that there is an effective registration statement covering the resale of the Warrant Shares, cause the Company’s transfer agent (the “Transfer Agent”) to issue in book-entry form (through the Depository Trust Company) and deliver (or cause to be issued and delivered) to the Holder (or the Holder’s designee, as specified in the Exercise Notice), or (ii) in all other cases, cause the Transfer Agent to issue in book-entry form on the register maintained by the Transfer Agent for such purpose, the number of duly authorized, validly and legally issued, fully paid and nonassessable Warrant Shares to which the Holder is entitled upon such exercise of this Warrant; provided, however, that (solely at the Holder’s option) the Company will execute, issue, and deliver (or cause to be executed, issued, and delivered) to the Holder a certificate or certificates for such Warrant Shares; and provided, further, that if subsection (ii) of this Section applies, the Warrant Shares shall be delivered as “restricted securities” under the Securities Act, subject to an appropriate restrictive legend on any stock certificate or book-entry security entitlement in substantially the form set forth on the first page of this Warrant. This Warrant shall be deemed to have been so exercised, and the Warrant Shares so purchased shall be deemed to have been issued to the Holder (or the Holder’s designee, as specified in the Exercise Notice) as the record owner of such shares, each as of the close of business on the applicable Exercise Date. The Warrant Shares (and, if applicable, certificate(s) representing the Warrant Shares) so delivered shall be in such denomination(s) as may be requested by the Holder and shall be registered in the name of the Holder (or such other name as may be designated by the Holder, as specified in the Exercise Notice). Any such certificate(s) shall be dated and shall be deemed to be effective as of the applicable Exercise Date, notwithstanding any delays in the actual execution, issuance, or delivery of the certificate(s).
Upon the reasonable request of the Holder, the Company will deliver to the Holder a certificate executed by an officer of the Company certifying (i) the Common Stock Outstanding and (ii) the total number of shares of Common Stock issuable upon conversion, exchange or exercise of the then outstanding securities of the Company (including, without limitation, outstanding preferred shares, options, warrants and convertible notes), in each case as of the date of delivery of such certificate; provided, however, that the Company shall not be obligated to deliver more than two (2) certificates pursuant to this Section 3.2.

3.3
FRACTIONAL SHARES. In respect of any fractional Warrant Share, upon the Holder’s exercise of this Warrant (in whole or in part), the Company shall pay the Holder an amount in cash equal to the product of such fraction, multiplied by the Market Price (as defined below in subsection 3.4.3) of one (1) full share of Common Stock on the applicable Exercise Date, in lieu of issuance of any share of Common Stock.

3.4	FUNDAMENTAL TRANSACTION.

Exhibit 10.1

3.4.1
In the event of any (i) capital reorganization or reclassification (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend, subdivision, forward stock split, reverse stock split, or combination of shares) of the capital stock of the Company, or any winding up or liquidation of the Company, (ii) consolidation or merger of the Company with another unaffiliated entity in which the Company is not the survivor, (iii) sale, transfer, or other disposition of all or substantially all of the Company’s assets to another unaffiliated entity, or (iv) purchase offer, tender offer, or exchange offer pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares for other securities or assets, and such offer has been accepted by the holders of fifty percent (50%) or more of the outstanding shares of Common Stock (each, a “Fundamental Transaction”), then as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms applicable thereto, and upon the terms and conditions specified herein, and in lieu of the Warrant Shares immediately issuable upon exercise of this Warrant, the aggregate amount of such securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such Fundamental Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder such that the provisions hereof shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any Fundamental Transaction unless, prior to or simultaneously with the consummation thereof, the survivor (if not the Company) resulting from such consolidation or merger, the corporation acquiring such assets, or another appropriate entity, shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such securities and assets as, in accordance with the foregoing, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this subsection shall similarly apply to any successive Fundamental Transactions.

3.4.2	Not less than ten (10) Business Days prior to the record date or effective date of a Fundamental Transaction, the Company shall give to the Holder written notice of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be.
3.4.3	Certain Definitions.
(a) “Common Stock Outstanding” means, at any given time, the total number of shares of Common Stock issued and outstanding at such time.

Exhibit 10.1

(b)
“Market Price” as of a particular date means: (i) if the Common Stock is then listed on the Nasdaq Capital Market or any other national securities exchange, the closing sale price of one (1) share of Common Stock on such exchange on the last trading day prior to such date; (ii) if the Common Stock is then quoted on the Over-the-Counter Bulletin Board (the “Bulletin Board”) or any similar quotation system or association, the closing sale price of one (1) share of Common Stock on the Bulletin Board or such other quotation system or association on the last trading day prior to the such date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to such date; or (iii) if the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board or such other quotation system or association, the fair market value of one (1) share of Common Stock as of such date, as determined in good faith by the Company’s Board of Directors and the Holder. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board, or any other quotation system or association, the Company’s Board of Directors shall respond promptly in writing to an inquiry by the Holder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Company’s Board of Directors. In the event that the Company’s Board of Directors and the Holder are unable to agree upon the fair market value in respect of subpart (iii) of this subsection, the Company and the Holder shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.

4.
LIMITATIONS ON EXERCISE.
Notwithstanding any other provision hereof to the contrary, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that following such exercise (or other issuance) the total number of shares of Common Stock then beneficially owned by such Holder and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s ownership thereof pursuant to Sections 542(a)(2) and 544 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (as those sections are used in Section 856(h) of the Code), does not exceed 9.8% of Common Stock Outstanding (including for such purpose the shares of Common Stock issuable upon such exercise) unless the Company’s Board of Directors has, in its sole discretion, granted the Holder a waiver from the stock ownership limitations set forth in the Company’s Governing Documents. This Section shall not restrict the number of shares of Common Stock that the Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 3.4 hereof. This restriction may not be waived.

5.
CONDITIONAL EXERCISE. Notwithstanding any other provision hereof to the contrary, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of securities, or otherwise), such exercise may (at the Holder’s election) be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

6.
PAYMENT OF TAXES. The Company will pay all taxes as well as all of its own expenses attributable to the issuance or delivery of Warrant Shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares until the person requesting such issuance or delivery has paid to the Company the amount of such tax or has established that such tax has been paid.

7.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder as follows:

Exhibit 10.1

7.1.1
The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. The Company has all requisite power and authority to own and operate its assets and properties and to conduct its business as now conducted and as presently contemplated, and it is duly qualified to do business and is in good standing (in each case to the extent that such concepts are recognized) in each jurisdiction where such qualification or good standing is required. The Company has all requisite power and authority to execute and deliver this Warrant and that certain Amended and Restated Registration Rights Agreement the form of which is attached as Exhibit B hereto (the “A&R Registration Rights Agreement”, and together with this Warrant and all other agreements and instruments entered into on the date of amendment and restatement of this Warrant, the “Transaction Documents”), to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, including the issuance of the Warrant Shares. Assuming the due authorization, execution, and delivery of this Warrant and each other Transaction Document by the Holder and any other parties thereto, this Warrant and each other Transaction Document constitutes, respectively, a valid, legal, and binding obligation of the Company, enforceable against the Company in accordance with its or their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

7.1.2
The Company’s execution and delivery of the Transaction Documents, its performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby: (a) have been duly authorized by all requisite action of the Company, and no other action on the part of the Company is required with respect thereto; (b) do not and will not contravene, conflict with, result in a breach or violation of, constitute a default (with or without notice, the lapse of time, or both, would constitute a default) under, or permit any termination, amendment, or acceleration of the provisions of, in each case as applicable: (i) any material Requirements of Law or any rules or regulations of the Nasdaq Capital Market applicable to the Company, its Subsidiaries, or their properties or assets, (ii) the Governing Documents of the Company, or (iii) any material Contractual Obligation to which the Company is party or by which their properties or assets are bound or affected; and (c) do not and will not result in the creation of any Lien upon or with respect to any of its properties or assets.

7.1.3
Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory commission, board, body, authority, or self-regulatory agency, or any other Person in order for the Company to execute, deliver, or perform any of its obligations under or contemplated by the Warrant, in each case in accordance with the terms hereof.

7.1.4
The Company is not in violation of the listing requirements of the Nasdaq Capital Market and has no knowledge of any facts that would reasonably be expected to lead to delisting or suspension of the shares of Common Stock in the foreseeable future.

7.1.5	This Warrant is duly authorized and validly and legally issued. All Warrant Shares issuable upon the exercise of this Warrant, when issued in accordance with the terms hereof, will be duly authorized, validly and legally issued, fully paid, and nonassessable, without violation of any preemptive or similar rights, and free and clear of all liens, charges, encumbrances, or other adverse claims or restrictions on title of any nature whatsoever.
7.1.6	The Company has reserved, solely for issuance and delivery upon exercise of this Warrant, the maximum number of authorized but unissued Warrant Shares issuable from time to time upon the exercise of this Warrant.

Exhibit 10.1

7.1.7
The Company has timely filed or furnished all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) (all of the foregoing filed or furnished prior to the date of amendment and restatement hereof, all exhibits included therein, and all financial statements, notes, and schedules thereto and documents incorporated by reference therein, collectively, the “SEC Documents”). As of their respective filing or furnishing dates, the SEC Documents conformed in all material respects with the requirements of the Securities Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time that they were filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.
REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that, as of the date of original issuance hereof the Holder was, and as of the date hereof the Holder is, an “accredited investor” (as defined in Regulation D). The Holder acquired this Warrant, and will acquire the Warrant Shares issuable upon the exercise hereof, for its own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and pursuant to the applicable terms of the Transaction Documents.

9.
RESTRICTIVE LEGEND. Executed copies of this Warrant shall be filed in the principal office of the Company. Instruments evidencing all or part of this Warrant, and, if applicable pursuant to Section 3.2, the Warrant Shares, shall contain a legend in substantially the form set forth on the first page of this Warrant.

10.	SUCCESSORS AND ASSIGNS; BINDING EFFECT. This Warrant shall be binding upon and inure to the benefit of the Holder and the Company and their respective successors and permitted assigns.
11.	NOTICES.
11.1
Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to the Company or the Holder, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 11.1):

If to the Company:

Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Attention: ***
Telephone: ***
Email: ***

With a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281

Exhibit 10.1
Attention: Daniel P. Raglan
Telephone: ***
Email: ***

If to the Holder:

c/o Magnetar Financial LLC
1603 Orrington Ave., 13th Floor
Evanston, IL 60201
Attention: ***
Email: ***

With a copy (which shall not constitute notice) to:

Sidley Austin LLP
1999 Avenue of the Stars
17th Floor
Los Angeles, CA 90067
Attention: Stephen Ballas
Telephone: ***
Email: ***
All notices or other communications sent in accordance with this Section 11.1 shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

11.2	Electronic Communications.
11.2.1
The Company and the Holder may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Holder hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Holder.

11.2.2
Unless the Holder otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (A) and (B) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

Exhibit 10.1

11.3
Notices of Certain Transactions. In addition to and without limiting any other notice required hereunder, in the event the Company proposes to (i) issue any dividend or other distribution to holders of its Common Stock or to issue rights to holders of its Common Stock to receive such dividend or distribution, (ii) offer to holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock, (iii) effect any capital reorganization or reclassification of the capital stock of the Company, (iv) effect any consolidation or merger of the Company with another unaffiliated entity in which the Company is not the survivor, (v) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, (vi) make a tender offer or exchange offer with respect to the Common Stock or (vii) undertake any action that has the effect of increasing the percentage of outstanding equity securities held of record or beneficially (directly or indirectly) by the Holder (other than the Company’s tender offer in effect as of the date of original issuance hereof), then the Company shall promptly send to the Holder a notice of such proposed action or offer at its address as it appears on the register of the Company, which shall specify the record date for the purposes of such dividend or distribution, or the date such issuance, event or action is to take place and/or the election date of participation therein by the holders of Common Stock, if any such date is to be fixed. Such notice shall be given as promptly as possible and, in any case, at least fourteen (14) days prior to the date of the taking of such action, or election date for participation therein by the holders of Common Stock.

12.
SEVERABILITY. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

13.
ASSIGNMENT OR TRANSFER; REPLACEMENT OF WARRANT. Subject to the restrictions of the Securities Act, and relevant state securities law, the terms of this Warrant, and a prior written consent of the Company, this Warrant is assignable and all rights hereunder are transferable, in whole or part, by the Holder (or by a duly authorized attorney-in-fact) from time to time without charge to the Holder, upon surrender of this Warrant duly endorsed, accompanied by and effected in accordance with the form of Assignment attached hereto as Exhibit C to the Company at its principal office. Upon such surrender, the Company shall transfer this Warrant on the books maintained by the Company for that purpose; execute and deliver a new Warrant(s) in the name of the assignee(s) and in the denominations specified in such instrument of assignment; issue to the assignor a new Warrant evidencing the portion of this Warrant (if any) not so assigned; and promptly cancel the surrendered Warrant. If this Warrant is assigned, in whole or in part, this Warrant shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned (which, for the avoidance of doubt, will continue to be expressed as a percentage of the Common Stock Outstanding using the same formulation as provided in the preamble to this Warrant), and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned (which, for the avoidance of doubt, will continue to be expressed as a percentage of the Common Stock Outstanding using the same formulation as provided in the preamble to this Warrant). Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and appropriate bond or indemnification protection, the Company shall, at the Holder’s expense, issue a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares (which, for the avoidance of doubt, will continue to be expressed as a percentage of the Common Stock Outstanding using the same formulation as provided in the preamble to this Warrant) as this Warrant so lost, stolen, mutilated, or destroyed.

Exhibit 10.1

14.
RESALE REGISTRATION; AMENDMENT AND RESTATEMENT OF ORIGINAL REGISTRATION RIGHTS AGREEMENT; EXTENSION OF EXPIRATION DATE.
In connection with the amendment and restatement of this Warrant, the Company and the Holder shall concurrently enter into the A&R Registration Rights Agreement pursuant to which the Company shall agree, among other things, to register the resale of the Warrant Shares. The Company will file a registration statement with respect to the Warrant Shares, and will take any other actions required to ensure that the Warrant Shares are registered for resale under the Securities Act, in accordance with the terms of the A&R Registration Rights Agreement.
If either (i) the Shelf Registration Statement (as defined in the A&R Registration Rights Agreement) is not effective on or prior to the March 5, 2026 (the “Effectiveness Outside Date”), or (ii) the Shelf Registration Statement becomes effective on or prior to the Effectiveness Outside Date but ceases to be continuously available for sales of the Warrant Shares whether due to a Suspension Event (as defined in the A&R Registration Rights Agreement) or otherwise from the date of its effectiveness through the Expiration Date, then the Expiration Date shall be automatically extended by one day for each day (i) that the Shelf Registration Statement is not effective following the Effectiveness Outside Date or (ii) that the Shelf Registration Statement is not available for sales of the Warrant Shares.

15.
RIGHTS OF STOCKHOLDERS; LIMITATIONS ON LIABILITY. Until this Warrant is exercised, this Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company, except as otherwise specifically provided herein. Nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors thereof.

16.	AMENDMENT. Any term of this Warrant may be amended or waived with the written consent of the Company and the Holder.
17.	GOVERNING LAW; DISPUTES.
(a)
Governing Law. This Warrant and any claims, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Warrant and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

Exhibit 10.1

(b)
Jurisdiction. Each party hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against any other party hereto in any way relating to this Warrant or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation, or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each party hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit upon judgment or in any other manner provided by law.

(c)
Waiver of Venue. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Warrant and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action, or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.

Exhibit 10.1

(d)
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WARRANT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17(d).

	(e)	Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1.
18.	HEADINGS. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.
19.
TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include”, “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Warrant in its entirety and not to any particular provision hereof, and (d) all references herein to Sections and Exhibits shall be construed to refer to Sections of and Exhibits to this Warrant.

20.
AMENDMENT AND RESTATEMENT OF ORIGINAL WARRANT. The Company and the Holder previously entered into that certain Common Stock Purchase Warrant No. [__], dated as of March 12, 2021 (the “Original Warrant”). The Company and the Holder hereby agree that the Original Warrant shall be amended and restated in its entirety as set forth in this Warrant, such amendment and restatement to be effective on the date of amendment and restatement hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Amended and Restated Common Stock Purchase Warrant as of the date of amendment and restatement set forth above.

Wheeler Real Estate Investment Trust, Inc., a Maryland corporation

By:
	Name:	M. Andrew Franklin
	Title:	Chief Executive Officer

Accepted and agreed as of the date of amendment and restatement set forth above:

HOLDER:

[_____]

By:
Name:
Title: